Exhibit No. 32.1
Form 10-QSB/A
Ozolutions Inc.
File No. 000-31343

          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the Quarterly Report of Ozolutions Inc. (the "Company") on Form 10-QSB for the period ending February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Max Weissengruber, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 24, 2004                        By:  /s/ Max Weissengruber
                                             --------------------------------
                                             Chief Executive Officer


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the Quarterly Report of Ozolutions Inc. (the "Company") on Form 10-QSB for the period ending February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas Robertson, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 24, 2004                        By:  /s/ Douglas Robertson
                                             --------------------------------
                                             Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Ozolutions Inc. and will be retained by Ozolutions Inc. and furnished to the Securities and Exchange Commission or its staff upon request.